UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2026
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15950 North Dallas Parkway, Suite 330, Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 777-0600

(Former Name or Former Address, if Changed Since Last Report)

________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Accounting Officer
On September 17, 2026, the Board of Directors of Resources Connection, Inc. (the “Company”) appointed Ms. Trisha Jenks, age 50, as the Company’s Chief Accounting Officer and principal accounting officer of the Company, effective October 3, 2026. The Company previously announced the resignation of Ms. Jennifer Ryu, the Company’s current Chief Financial Officer and principal financial and accounting officer, effective October 2, 2026, and the appointment of Ms. Jessica Block as the Company’s interim Chief Financial Officer and principal financial officer, effective October 3, 2026.
Ms. Jenks joined the Company in October 2019 and is currently serving as the Company’s SVP, Corporate Controller, a position she has held since October 2025. Prior to this role, she served as the Company’s SVP, Global Revenue Accounting from July 2024 to October 2025 and as VP, Global Accounting from October 2019 to July 2024. Prior to joining the Company, Ms. Jenks served as Controller for several companies and as an auditor senior for Ernst & Young LLP. Ms. Jenks has a Master of Business Administration degree from California State University, Fullerton and is a certified public accountant in California.
In connection with her appointment as Chief Accounting Officer, Ms. Jenks’ annual base salary will be increased to $350,000 and her annual target bonus opportunity for fiscal 2027 will be $150,000, which is guaranteed to be paid subject to her continued employment through the payment date.
There are no arrangements or understandings between Ms. Jenks and any other persons pursuant to which she was selected as an officer of the Company. There are also no family relationships between Ms. Jenks and any director or executive officer of the Company, and Ms. Jenks does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: September 21, 2026	By:	/s/ ROGER CARLILE
Roger Carlile
President and Chief Executive Officer